Q3 2026 Investor Presentation Exhibit 99.3 October 29, 2026 – based on financial results as of September 30, 2026

2Investor Presentation 2 Forward-Looking Statements Some  statements  in  this  presentation,  which  are  not  historical  facts,  are  “forward-looking  statements”  as  defined  by  the  Private  Securities  Litigation  Reform Act  of  1995.  Forward-looking statements  include statements about Trinity's estimates, expectations, beliefs,  intentions or strategies  for  the  future, and  the assumptions underlying  these  forward-looking  statements,  including,  but  not  limited  to,  future  financial  and  operating  performance,  future  opportunities  and  any  other  statements  regarding  events  or  developments  that Trinity believes or anticipates will or may occur  in  the  future. Trinity uses  the words “anticipates,”  “assumes,”  “believes,”  “estimates,”  “expects,”  “intends,”  “forecasts,”  “may,”  “will,”  “should,”  “guidance,”  “projected,”  “outlook,” and similar expressions  to  identify  these  forward-looking statements. Forward-looking statements speak  only as of  the date of  this material, and Trinity expressly disclaims any obligation or undertaking  to disseminate any updates or  revisions  to any  forward-looking statement  contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based,  except  as  required  by  federal  securities  laws.  Forward-looking  statements  involve  risks  and  uncertainties  that  could  cause  actual  results  to  differ materially  from historical  experience  or  our  present  expectations,  including  but  not  limited  to  risks  and  uncertainties  regarding  geopolitical  events  and  conflicts,  as  well  as  economic,  competitive,  governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future  performance. For a discussion of such  risks and uncertainties, which could cause actual  results  to differ  from  those contained  in  the  forward-looking statements, see  “Risk  Factors”  and  “Forward-Looking Statements”  in Trinity’s Annual Report  on Form 10-K  for  the most  recent  fiscal  year,  as may be  revised and updated by Trinity’s Quarterly  Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.  This presentation also includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of these non-GAAP  measures  to  the most directly comparable GAAP measures have been  included  in  the Appendix. When  forward-looking non-GAAP measures are provided, Trinity does not  provide quantitative reconciliations of  forward-looking non-GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort,  predict  the  timing and amounts  of  certain  items  included  in  the  computations of  each of  these measures. These  factors  include,  but  are  not  limited  to:  the product mix  of  expected  railcar  deliveries;  the  timing and amount  of  significant  transactions and  investments,  such as  lease portfolio  sales,  capital  expenditures,  and  returns of  capital  to  shareholders; and the amount and timing of certain other items outside the normal course of our core business operations. Except where noted, financial data is presented as of the Company’s most recent fiscal quarter ending September 30, 2026. “LTM” represents Last Twelve Months(1) financial information from October 1, 2025 to September 30, 2026. See appendix for footnotes

3Investor Presentation I. Quarter Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 II. Company Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 III. Financial Positioning and Strategic Initiatives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 IV. Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 Investor Presentation – Q3 2026

4Investor Presentation Quarter Results

5Investor Presentation Key Takeaways from Q3 2026 Quarterly EPS from continuing operations of $0.27 reflects improving operational conditions and continued leasing strength Strength in leasing metrics: Utilization 97.0%, renewal success rate 89%, renewing rates 4.1% above expiring rates LTM Adjusted Return on Equity (ROE) of 31.8%* driven by gains on divestitures of partially-owned leasing subsidiaries and operational improvements Maintaining 2026 EPS guidance at a range of $2.20 to $2.40, reflecting continued leasing strength, higher deliveries, and higher secondary market gains * See appendix for reconciliation of non-GAAP measures

6Investor Presentation Financial Results Highlights Cash Flow from Cont. Operations $70M $+25M Revenues $535M +18% EPS $0.27 $(0.11) Q3 2026 – Year over Year Adjusted ROE* 31.8% LTM Q3-26 * See appendix for reconciliation of non-GAAP measures

7Investor Presentation North American Railcar Market In Balance C ha ng e  in  N or th  A m er ic an  R ai lc ar  F le et  (r ai lc ar s  Y /Y ) S hare of R ailcars in S torage (M onthly % ) Change in Fleet Size (Y/Y) Percent in storage 1/1/2022 1/1/2023 1/1/2024 1/1/2025 1/1/2026 -30,000 -20,000 -10,000 0 10,000 20,000 —% 5% 10% 15% 20% 25% North American Railcar Fleet and Railcars in Storage Source: Association of American Railroads (“AAR”) RAILCAR FLEET October 2026 marked the 17th straight month of  fleet contraction, a trend that continues across a  variety of railcar types.  Railcars in storage continue to decline and currently  stand at 18%, the lowest reading since May 2023.  This metric measures the share of railcars that have  not made a revenue move in 60 days or more.  RAILCARS IN STORAGE

8Investor Presentation8 Leasing & Services Revenue and Operating Profit Margin (1) (in m ill io ns ) Leasing & Management Revenue Maintenance Services Revenue Digital & Logistics Services Revenue OP Margin (1) Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $— $120 $240 $360 25.0% 50.0% 75.0% 100.0% 125.0% Leasing & Services Segment Revenue Drivers • Revenues were down year over year as a result of the divestitures of two  partially-owned leasing subsidiaries since the prior year period, partially  offset by the mix of external repairs, higher lease rates, and net additions  to the lease fleet Leasing & Services Margin Performance Drivers • Operating margin of 34.2% in the quarter is down year over year due to  lower gains on lease portfolio sales, as well as the mix of external  repairs and operational inefficiencies in our maintenance services  business. 2025 results include results of two partially-owned leasing  subsidiaries that have since been divested. • Completed $54M of lease portfolio sales in the quarter, resulting in gains  of $9M • Segment margin includes non-cash gains on railcar partnership  transactions in Q2-26 and Q4-25 Leasing & Services Business Highlights • Quarterly net fleet investment of $115 million • Owned fleet of 97,160 railcars  • Total owned and investor-owned fleet of 147,420 railcars • Fleet utilization of 97.0% • Renewal success rate of 89% for Q3 2026  • FLRD of +0.1% See appendix for footnotes Segment Performance: Railcar Leasing & Services Group Fl ee t U til iz at io n FLR D Fleet Utilization FLRD (2) Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 80.0% 90.0% 100.0% —% 5.0% 10.0% Environment Remains Favorable for Lease Rate Improvement

9Investor Presentation9 Rail Products Segment Revenue Drivers • Quarterly revenues up year over year due to higher new railcar  deliveries, as well as a higher volume of sustainable railcar  conversions Rail Products Margin Performance Drivers • Operating margin of 9.0% in the quarter is up year over year  driven by a gain on the sale of a manufacturing facility and higher  deliveries, partially offset by operational inefficiencies. Rail Products Business Highlights • 2,030 new railcar deliveries in the quarter • 2,190 new railcar orders in the quarter  • Backlog of $1.6 billion at quarter-end Rail Products Revenue and Operating Profit Margin (1) (in m ill io ns ) Rail Products Revenue Parts & Components Revenue OP Margin (1) Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $— $150 $300 $450 —% 2.5% 5.0% 7.5% 10.0% Segment Performance: Rail Products Group Orders Deliveries Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 0 1,500 3,000 Order Volumes Reflect Improving Market Conditions

10Investor Presentation Total Company Revenues and EPS Q3 2026 Financial Summary: Income Statement: • Total revenues of $535M reflect higher external deliveries and the mix  of external repairs, partially offset by reduced revenues resulting from  the divestitures of two partially-owned leasing subsidiaries since the  prior period • GAAP EPS from continuing operations of $0.27 • Lease portfolio sales proceeds of $54M in the quarter  • Q2-26 and Q4-25 include non-cash gains of $132M and $194M,  respectively, from railcar partnership transactions 10 Cash Flow Generation Remains Favorable (in m ill io ns ) Leasing & Services Rail Products EPS, Cont Ops (Diluted) Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $— $350 $700 $— $0.50 $1.00 $1.50 $2.00 $2.50 (in m ill io ns ) Cash Flow from Cont Ops Net Gains on Lease Portfolio Sales Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 $— $100.0 $200.0 $300.0 Total Company Results Year-to-Date Cash Flow: • Cash flow from continuing operations of $243M • Net gains on lease portfolio sales of $39M • Net fleet investment of $241M • Investment of $35M in operating and administrative capex • Shareholder returns of $119M through dividends paid and share  repurchases

Balance Sheet Positioning

Strategically Positioned for Value Creation

LIQUIDITY

Cash & Equivalents
$158M

Revolver Availability
$592M

Warehouse Availability
$147M

Solid Liquidity of $897M[1]

DEBT STRUCTURE

Recourse Debt
$599M @ ~7.8%[1]

Non-recourse Debt
$4.7B @ ~4.5%[1]

Favorable average cost of debt with flexible term structures

Attractive Debt Structures

CAPITAL LEVERS

Unencumbered Railcars
$799M

LTV of **71.8%** for the wholly-owned lease portfolio as of Q3-26

Pledge to warehouse and additional assets can be sold or financed

Conservative Capitalization

TRINITY INDUSTRIES

See appendix for footnotes

Investor Presentation 11

12Investor Presentation C ap ita l A llo ca tio n FY 2026 Summary Detail Industry Deliveries Below 25K Does not include sustainable railcar conversions Net Fleet Investment $300M – $350M Includes deliveries to our lease fleet, sustainable  railcar conversions, railcar modifications and  betterments, and secondary market purchases; offset  by proceeds from lease portfolio sales Operating and Administrative Capital Expenditures $55M – $65M Investments in automation, technology, and  modernization of facilities and processes EPS from Continuing Operations $2.20 – $2.40 Excludes items outside of our normal business  operations Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise. Management Outlook for Business Performance

13Investor Presentation Company Overview

14Investor Presentation Trinity Industries, Inc. is a market leading railcar leasing business that provides rail transportation products and services in North America – Top 5 Leasing company ~ 97,160 railcars under ownership ~ 50,260 additional investor-owned railcars  – Leading railcar manufacturer with 30% of industry deliveries in FY 2025 – Railcar maintenance network and growing railcar logistics products and  services Unique rail platform provides single source for comprehensive rail transportation solutions • LTM Q3-26 total revenues of $2.1 billion • LTM Q3-26 Adjusted EBITDA* of $1.0 billion • Current dividend yield of 4.9%(1) – 250 consecutive quarterly dividend payments External Revenue by Business Segment (2) All specified data as of September 30, 2026; * See appendix for footnotes and reconciliation of non-GAAP measures $7.2 billion Enterprise Value $155 million LTM Q3-26  Stockholder Returns $422 million LTM Q3-26 Cash Flow  from Cont. Ops $2.0 billion Market Cap Leasing & Services Rail Products Adj EPS, Cont Ops (Diluted) * 2024 2025 LTM Q3-26 $— $1,750 $3,500 $1.60 $2.40 $3.20 $4.00 $4.80 (in $mms) Trinity Industries, Inc. Overview

15Investor Presentation Optimize customers’ ownership and usage of railcar equipment Cross-sell to deliver innovative solutions and differentiated experience Create an unmatched rail platform that provides a full  suite of customer solutions to make a Trinity leased  railcar the “railcar of choice” for our shipper  customers for higher fleet utilization, more value  streams per railcar, and higher shareholder returns Trinity’s Platform Built for Superior Performance

16Investor Presentation Platform Capabilities Support Optimized Lease Fleet Returns Lease Originations Captive Maintenance Parts and Services Manufacturing excellence and new product development Market data and leading market view Asset Management / RIV Partnerships Dual role as owner and builder  creates a feedback loop  reinforcing asset differentiation Complementary lines of  business give us a broad  industry view and early  visibility to industry trends Lease origination capabilities  give customer flexibility and  unlock multiple monetization  options for each asset Fee income from Rail Investment  Vehicle partnerships worth an  average of 100bp to Adjusted  ROE over last 5 years Captive maintenance and  Mobile Repair Units allow  for more time on rent Parts and services reduce  cyclicality of earnings stream  and enhance customer  experience

17Investor Presentation Establishing New Value Streams Across Railcar Life Cycle

Diversified Portfolio of Railcar Equipment

~ **1,100** Different Commodities ~ **330** Different Railcar Designs

Commercial End Markets / Commodities

Major Railcar Category		Refined Products & Chemicals	Energy	Agriculture	Construction & Metals	Consumer Products	
Freight Cars 52%	Open Hoppers & Gondolas		Coal		Aggregates, Steel and Metals		12%
Freight Cars 52%	Small Covered Hopper (< 5k cu/ft)		Frac Sand	Fertilizer	Cement, Construction Materials, Steel and Metals		11%
Freight Cars 52%	Large Covered Hopper (> 5k cu/ft)	Other Chemical (Soda Ash)		DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer	Lumber (Wood Chips)		10%
Freight Cars 52%	Specialty Covered Hopper	Plastics	Coal (Fly Ash)	Grain Mill Products	Aggregates, Cement		7%
Freight Cars 52%	Other Freight	Other Chemicals		Food	Lumber, Steel and Metals, Cement	Autos, Paper, Intermodal	12%
Tank Cars 48%	Pressure Tank Cars	NGL, Chlor Alkali, Petro-chemical, Other Chemicals		Fertilizer			10%
Tank Cars 48%	Gen. Service Tank Cars (< 20k. Gal)	Sulfur Products, Chlor Alkali, Other Chemicals		Grain Mill Products	Aggregates (Clay Slurry)		3%
Tank Cars 48%	Gen. Service Tank Cars (20k. - 25k Gal.)	Refined Products, Petro-chemicals, Other Chemicals		Fertilizer, Food, Animal Feed			4%
Tank Cars 48%	Gen. Service Tank Cars (25k. - 30k Gal.)	Refined Products, Petro-chemicals, Other Chemicals	Crude Oil, Biofuels	Grain Mill Products, Food			12%
Tank Cars 48%	Gen. Service Tank Cars (> 30k. Gal)	Refined Products, Petrochemicals, Other Chemicals, NGL's	Biofuels, Crude Oil				13%
Tank Cars 48%	Specialty Tank	Chlor Alkali, Other Chemicals, Sulfur Products		Fertilizer			6%
		34%	26%	20%	10%	10%	

**All percentage information reflects Company-owned fleet assets as of December 31, 2025*

TRINITY INDUSTRIES
Investor Presentation 18

19Investor Presentation 13% 9% 4% 24% 12% 23% TRN, 15% TRN GATX UnionTank All other * Infinity ITE CIT The TrinityRail platform has grown at a 10% CAGR since 2003 Lessors Make Up A Growing Share of the North American Fleet Railcar Lessor Ownership Profile Presents Consolidation Opportunity Operating Lessors *Over 85 lessors own 228K railcars in “All other” 19 Financial Lessors 55% 18% 17% 10% Lessor Railroad Shipper TTX See appendix for source information Capitalizing on Structural Change in the Rail Market

Commitment to Premier Performance and Sustainability

Governance Excellence

Promoting the long-term interests of stakeholders, strengthening accountability and inspiring trust

- Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight
- Incentive compensation programs aligned with shareholder interests
- Board of Directors and Executive Leadership Team oversight of sustainability initiatives

Social Responsibility

Attracting and retaining a diverse and empowered workforce

- Fostering an inclusive and collaborative workplace
- Hiring and retaining the best talent and providing opportunities for continuing professional development
- Improving the well being of our employees and stakeholders
- Contributing to the communities in which we operate

Environmental Commitment

Operating our business in a way that minimizes impact on natural resources and the environment

- Leveraged Green Financing Framework for financing of green-eligible railcars assets supported by S&P and Sustainalytics
- Innovative products and services that enhance the rail modal supply chain advantage and reduce GHG emissions
- Reporting alignment with the Task Force on Climate-related Financial Disclosures and the Sustainability Accounting Standards Board frameworks, along with submitting responses to the Carbon Disclosure Project Climate Change and Water questionnaires, provides a transparent look at how environmental impact is managed

Risk Management

Strong track record of operational excellence

- All Trinity Rail manufacturing facilities and Trinity HQ achieved ISO 14001 (Environmental) and ISO 45001 (Safety) certification, the only railcar manufacturer in North America certified to both rigorous standards
- Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually improve EHS processes, practices, and operational performance
- Earned the EcoVadis Bronze Medal, a recognition of ongoing commitment to sustainability and responsible business practices

BRONZE | Top 35% ecovadis Sustainability Rating AUG 2025

TRINITY INDUSTRIES
Investor Presentation 20

21Investor Presentation • 1.7 million railcars in North America(1) • 1.4 trillion ton miles moved by rail in 2025(2) • 3,500+ commodities moved by rail(3) • Annual railcar loadings of 17 million in 2025(4), highly correlated to U.S. GDP U.S. Freight Ton Miles by Mode of Transportation(2) See appendix for footnotes 21 Truck, 44% Rail, 25% Water, 9% Pipe, 22% 5.4 trillion total ton miles Integral Part of North American Supply Chain 25% of U.S. Freight Ton Miles move by rail

22Investor Presentation Financial Positioning and Strategic Initiatives

Capital Allocation Strategy Focused on Returns

Fleet investment generates highest returns for Trinity


LOWER RETURNS
HIGHER RETURNS
Hold Cash
Debt Repayment
Return of Capital
Capital Investments and M&A
Fleet Investment

Committed to maintaining appropriate liquidity

Current debt profile supports ROE outlook

Committed to dividend growth and will be opportunistic around share repurchases

Requires diligence, but strategic M&A around Parts and Services can drive meaningful returns

FLRD and growing end market demand supports our conviction in the return opportunities from fleet investment

TRINITY INDUSTRIES
Investor Presentation 23

24Investor Presentation • Long-term leases • High renewal success rates • Low credit defaults and bad debt  expense • Active secondary market Stable and Predictable Cash Flows • 35-50 year useful life • Positive yield relationship to inflation • Low volatility for residuals • Low technological obsolescence Hard Asset Value with Inflation Benefits • Integral component of North American  supply chain • Multiple market sectors with varying  demand drivers Strong Correlation with GDP • Rent yields highly correlate to interest  rates Natural Interest Rate Hedge • Accelerated depreciation for tax  purposes • 100% bonus depreciation allowed  under current tax law  • Superior risk-adjusted returns Tax-advantaged Investment • Accounts for 1/3 of U.S. freight, but  only 0.5% of greenhouse emissions • Up to 95% recyclable through scrap  and salvage Environmental Profile* *See appendix for source information 24 Railcars are Sustainable Long-Term Investments

25Investor Presentation Trinity’s Operating Model and Company Purpose

26Investor Presentation Appendix

27Investor Presentation 27 Year Ended December 31, 2024 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Interest expense, net (2) Adjusted Operating profit $  491.5  $  (2.7)  $  4.3  $  —  $  493.1  Income from continuing operations before income taxes $  221.8  $  (2.7)  $  4.3  $  (1.2)  $  222.2  Provision (benefit) for income taxes $  50.4  $  (0.6)  $  0.9  $  (0.3)  $  50.4  Income from continuing operations $  171.4  $  (2.1)  $  3.4  $  (0.9)  $  171.8  Net income from continuing operations attributable to Trinity Industries, Inc. $  152.7  $  (2.1)  $  3.4  $  (0.9)  $  153.1  . Diluted weighted average shares outstanding 84.2 84.2 Diluted income from continuing operations per common share attributable  to Trinity Industries, Inc. $  1.81  $  1.82  Reconciliation: Adjusted Operating Results (1) Represents insurance recoveries in excess of net book value for assets damaged by a fire at the Company’s facility in Cartersville, Georgia in the first quarter of 2024. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We  have  supplemented  the  presentation  of  our  reported GAAP  operating  profit,  income  from  continuing  operations  before  income  taxes,  provision  (benefit)  for  income  taxes,  income  from  continuing  operations,  net  income  from  continuing  operations  attributable  to  Trinity  Industries,  Inc.,  and  diluted  income  from  continuing  operations  per  common  share  attributable  to  Trinity  Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; restructuring activities, net; interest expense,  net; and certain other transactions or events (as applicable), described in the footnotes to the table above. These non-GAAP measures are derived from amounts included in our GAAP financial  statements and are reconciled  to  the most directly comparable GAAP financial measures  in  the  table above. Management believes  that  these measures are useful  to both management and  investors  for  analyzing  the  performance  of  our  business without  the  impact  of  certain  items  that  are  not  indicative  of  our  normal  business  operations.  Non-GAAP measures  should  not  be  considered  in  isolation or as a  substitute  for our  reported  results prepared  in accordance with GAAP and, as  calculated, may not be comparable  to other  similarly  titled measures  for other  companies.

28Investor Presentation Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 (in millions) Net cash provided by operating activities – continuing operations $  45.3  $  179.7  $  99.6  $  72.8  $  70.3  Net gains on lease portfolio sales   21.7    56.0    22.0    8.2    8.5  Cash flow from operations with net gains on lease portfolio sales $ 67.0 $ 235.7 $ 121.6 $ 81.0 $ 78.8 Reconciliation: Cash Flow from Operations with Net Gains on Lease Portfolio Sales Cash  flow  from operations with net gains on  lease portfolio sales  is a non-GAAP  financial measure. We believe  this measure  is useful  to both management and  investors as  it provides a  relevant measure of liquidity and a useful basis for assessing the breadth of the cash flow generation capabilities across our operating platform, as well as our ability to fund our operations and  repay our debt. This measure is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus net gains on lease portfolio sales  and is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should  not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other  companies.

29Investor Presentation (1) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity.  (2) Adjusted Return on Equity is calculated as net income from continuing operations attributable to Trinity Industries, Inc. divided by average Trinity stockholders' equity, each as defined below  and reconciled above.  Adjusted Return on Equity (“Adjusted ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Adjusted ROE as a ratio for which (i) the  numerator  is calculated as  income or  loss  from continuing operations, adjusted  to exclude  the effects of net  income or  loss attributable  to noncontrolling  interest; and  (ii)  the denominator  is  calculated as average Trinity stockholders’ equity (which excludes noncontrolling interest). In the table above, the numerator and denominator of our Adjusted ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the  GAAP financial measures used in the computation of ROE. Management believes that Adjusted ROE is a useful measure to both management and investors as it provides an indication of the  economic return on the Company’s  investments over time. Non-GAAP measures should not be considered in  isolation or as a substitute for our reported results prepared in accordance with  GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM September 30, 2026 September 30, 2025 ($ in millions) Numerator: Income from continuing operations $  346.8  Net income attributable to noncontrolling interest   (8.1)  Net income from continuing operations attributable to Trinity Industries, Inc.   338.7  Denominator: Total stockholders' equity $  1,130.8  $  1,250.4  Noncontrolling interest   (2.5)    (249.4)  Trinity stockholders' equity $  1,128.3  $  1,001.0  Average total stockholders' equity $  1,190.6  Return on Equity (1)  29.1 % Average Trinity stockholders' equity $  1,064.7  Adjusted Return on Equity (2)  31.8 % Reconciliation: Adjusted Return on Equity

30Investor Presentation “EBITDA”  is  defined as  income  from continuing operations  plus  interest  expense,  provision  for  income  taxes,  and depreciation  and amortization  expense. EBITDA  is  a  non-GAAP  financial  measure;  however,  the  amounts  included  in  the  calculation  are  derived  from  amounts  included  in  our  GAAP  financial  statements.  EBITDA  is  reconciled  to  net  income,  the  most  directly  comparable GAAP  financial measure,  in  the  table above. This  information  is provided  to assist management and  investors  in making meaningful comparisons of our operating performance  between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and  other  interested parties as a measure of a company’s operating performance and debt servicing ability because  it assists  in comparing performance on a consistent basis without  regard  to  capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA should not be considered as an alternative to net income, as an indicator of our  operating performance, or as an alternative to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results  prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM September 30, 2026 (in millions) Net income $  334.8  Less: Loss from discontinued operations, net of income taxes   (12.0)  Income from continuing operations   346.8  Interest expense   276.3  Provision for income taxes   117.4  Depreciation and amortization expense   293.3  EBITDA $  1,033.8  Reconciliation: EBITDA

Presentation Footnotes

Slide 2 – Forward-Looking Statements

(1) LTM is calculated as the year ended December 31, 2025, less the nine months ended September 30, 2025, plus the nine months ended September 30, 2026, representing the financial information from October 1, 2025 to September 30, 2026.

Slide 8 – Segment Performance: Railcar Leasing & Services Group

(1) OP margin for the Railcar Leasing and Services Group includes non-cash gains on the divestitures of partially-owned subsidiaries of $132M in Q2-26 and $194M in Q4-25.
(2) Future Lease Rate Differential (FLRD) calculates the implied change in lease rates for railcar leases expiring over the next four quarters. The FLRD assumes that these expiring leases will be renewed at the most recent quarterly transacted lease rates for each railcar type. We believe the FLRD is useful to both management and investors as it provides insight into the near-term trend in lease rates. The FLRD is calculated as follows:

$$\frac{(\text{New Lease Rates} - \text{Expiring Lease Rates}) \times \text{Expiring Railcar Leases}}{(\text{Expiring Lease Rates} \times \text{Expiring Railcar Leases})}$$

Slide 9 – Segment Performance: Rail Products Group
(1) OP margin for the Rail Products Group includes the gain on the sale of a manufacturing facility of $13M in Q3-26.

Slide 11 – Balance Sheet Positioning
(1) Balances and blended average interest rate (including the effect of interest rate hedges, as applicable) as of September 30, 2026

Slide 14 – Trinity Industries, Inc. Overview
(1) Current dividend yield represents the Company's most recent quarterly dividend, annualized, and the stock price (NYSE: TRN) as of September 30, 2026.
(2) Intersegment revenues are eliminated.

Slide 19 – Capitalizing on Structural Change in the Rail Market
Umler® North American fleet ownership data as of January 1, 2026

Slide 21 – Integral Part of North American Supply Chain
(1) Umler® source data, January 1, 2026 report
(2) FTR Associates 11/10/2025
(3) Association of American Railroads ("AAR"), accessed on March 1, 2022 with data as of February 20, 2022
(4) Association of American Railroads ("AAR") 1/1/2026

Slide 24 – Railcars are Sustainable Long-Term Investments
Trinity Industries' 2024 Corporate Social Responsibility Report, available at www.trin.net/sustainability

TRINITY INDUSTRIES
Investor Presentation 31

32Investor Presentation Leigh Anne Mann, Vice President of Investor Relations 214-631-4420 TrinityInvestorRelations@trin.net Investor Website: www.trin.net/investor-relations Contact Information